UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2015

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8215 Forest Point Boulevard
Charlotte, North Carolina	28273
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information.

On June 8, 2015, Sealed Air Corporation (the “Company”) announced that it commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding $750 million aggregate principal amount of 8.375% Senior Notes due 2021 (the “2021 Notes”). A copy of the press release, dated June 8, 2015, announcing the commencement of the Tender Offer is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Also, on June 8, 2015, the Company announced that it commenced an offering of senior unsecured dollar-denominated notes due 2025 and senior unsecured euro-denominated notes due 2023 (collectively, the “Notes”). The Notes will be guaranteed on a senior unsecured basis by all of the Company’s wholly owned domestic subsidiaries that guarantee its senior secured credit facilities. The Company intends to use the net proceeds from the offering, along with cash on hand, to repurchase, redeem or satisfy and discharge all of its outstanding 2021 Notes, including any premiums, fees and expenses in connection therewith and for general corporate purposes. A copy of the press release, dated June 8, 2015, announcing the offering of the Notes, is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

The Notes and related guarantees will be offered only to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in transactions outside the United States under Regulation S of the Securities Act. The Notes have not been registered under the Securities Act, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release, dated June 8, 2015, announcing the commencement of the Tender Offer.

99.2	Press release, dated June 8, 2015, announcing the offering of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Norman D. Finch Jr.
Name:	Norman D. Finch Jr.
Title:	Vice President, General Counsel and Secretary

Dated: June 8, 2015

Exhibit Index

99.1	Press release, dated June 8, 2015, announcing the commencement of the Tender Offer.

99.2	Press release, dated June 8, 2015, announcing the offering of the Notes.